Exhibit 10.22
ASSIGNMENT AGREEMENT
This Assignment Agreement (the “Agreement”) is made and entered into this 1st day of July, 2008 (the “Effective Date”) by and among:
Actoz Soft Co., Ltd., a corporation incorporated and existing under the laws of the Republic of Korea (“Korea”) with its principle place of business at Unsuk B/D 4th Floor, 132-3, Sungbuk-dong, Sungbuk-gu, Seoul, Korea (“Actoz”); and
Shanghai Shanda Internet Development Co., Ltd., a corporation duly organized and validly existing under the laws of the People’s Republic of China (the “PRC”) and having its principal place of business at No.1 Office Building, No. 690 Bibo Road, Pudong New Area, Shanghai 201203, the PRC (“Shanda”); and
Shengqu Information Technology (Shanghai) Co., Ltd., a corporation duly organized and validly existing under the laws of the People’s Republic of China and having its principal place of business at No. 208 Juli Road, Pudong New Area, Shanghai 201203, the PRC (“Shengqu”).
Actoz, Shanda and Shengqu shall be referred to individually as a “Party” and collective as the “Parties”.
RECITALS
     WHEREAS, Actoz and Shanda entered into a Software License Agreement dated the 29th of June, 2001 (the “License Agreement”) pursuant to which Actoz granted Shanda the sole right to operate the Legend of Mir II (“Mir II”) ;
     WHEREAS, Actoz, Shanda and Wemade Entertainment Co., Ltd. (“Wemade”) entered into a Supplementary Agreement dated the 14th of July, 2002 (the “First Amendment Agreement”) pursuant to which amended the License Agreement to add Wemade as a co-Licensor of the Mir II and confirmed that the end date of the Mir II license was September 28, 2003;
     WHEREAS, Actoz, Shanda and Shengqu Information Technology (Shanghai) Co., Ltd. (“Shengqu”) entered into an amendment agreement (the “Second Amendment Agreement”, together with the License Agreement, the “Mir II License”) dated the 19th of August, 2003 pursuant to which the term of the License Agreement was extended to the 28th of September, 2005, it was agreed that the term shall be further extended to the 28th of September, 2006 if there are no disputes with respect to the Mir II License between Shanda and Actoz, and Shanda paid an extension fee of

US$4 million, US$500,000 of which was to be donated to the China-Korea Game Industry Promotion Fund;
     WHEREAS, Actoz and Shanda entered into an extension agreement (the “Third Amendment Agreement”) dated the 22nd of September, 2005 pursuant to which the term of the License Agreement was extended to the 28th of September, 2009;
     WHEREAS, Shanda intends to assign the License Agreement to Shengqu;
     WHEREAS, the Parties wish to amend the terms and conditions of the License Agreement as set forth below (capitalized terms used but not defined herein shall have the meanings ascribed thereto in the License Agreement):
NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the Parties hereto agree as follows:
1.	Shanda hereby irrevocably assigns the License Agreement in all respects to Shengqu, and Shengqu hereby accepts the assignment thereof in all respects and Actoz hereby consents to this assignment and, as assigned, the License Agreement is hereby amended so that wherever the name Shanda is used herein they shall mean Shengqu.
2.	Any and all payments made by the Shanda or Shengqu to Actoz shall be deemed to have been made to Actoz and shall discharge Shanda or Shengqu from any further liability with regard to said payment. Any liability of either Shanda or Shengqu to Actoz shall be deemed to the liability of either or both. It is further agreed that all terms and conditions of this Agreement, as amended, shall remain in full force and effect.
3.	Shengqu shall have the right to sublicense Mir II to Shanghai Shanda Networking Co., Ltd., Shanghai Shulong Technology Co., Ltd., Shanghai Shulong Computer Technology Co. Ltd., Nanjing Shulong Computer Technology Co., Ltd. and/or any other affiliate of Shengqu subject to prior written notice to Actoz.

IN WITNESS WHEREOF, the Parties have executed this Agreement through their duly authorized representatives on the date first set forth above.

ACTOZ SOFT CO., LTD.

By:
Name:
Title:

SHANGHAI SHANDA INTERNET DEVELOPMENT CO., LTD.

By:
Name:
Title:

SHENGQU INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.

By:
Name:
Title:

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